Rule 497(e)

File Nos. 333-144503 and 811-22091

Executive Benefit VUL II - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company of New York

in connection with its COLI VUL-2 Series Account

Supplement dated March 29, 2021 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2020

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2020.

Effective May 1, 2021, the Divisions investing in the following Portfolios will be closed to new Owners and new Contributions:

•	American Century Investments VP Inflation Protection Fund (Class II)

•	Fidelity VIP Mid Cap Portfolio (Service Class 2)

•	Great-West Global Bond Fund (Investor Class)

•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I)

•	VanEck VIP Global Hard Assets Fund (Initial Class)

Effective May 1, 2021, you may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Portfolios. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Portfolios should contact us immediately at (888) 353-2654 to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2021, any allocations made to the Sub-Accounts for the Portfolios will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

If you have any questions or would like assistance, please contact the Company toll-free at (888) 353-2654.

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus and SAI dated May 1, 2020.

Please read this Supplement carefully and retain it for future reference.